Exhibit 10.1

1.1(a)FV/AL/SS	UNITED STATES DEPARTMENT OF COMMERCE National Oceanic and Atmospheric Administration NATIONAL MARINE FISHERIES SERVICE Silver Spring, MD 20910

November 5, 2009

Omega Protein, Inc.

Attn: Robert W. Stockton

2105 City West Blvd.

Suite 500

Houston, TX 77042

Reference Case No. FF-G-017B
Omega Protein, Inc.

Dear Mr. Stockton:

This letter amends an approval and agreement letter executed by the Fisheries Finance Program on December 1, 2005, and amended on September 14, 2006, approving in principle a $16,442,000 loan to Omega Protein, Inc. (the “Company”). This letter approves the second portion of the loan (the “Second Tranche”). Under the Agreement each disbursement will require the Company’s issuance of a separate promissory note to the United States of America. The Company now requests a disbursement in the amount of $10,000,000 (the “Second Tranche”).

Upon full compliance with this approval and agreement letter (the “Approval Letter”), and otherwise in accordance with the Approval Letter, Subtitle V of Title 46 of the U.S. Code, formerly known as “Title XI of the Merchant Marine Act of 1936,” 46 U.S.C. 53701, et seq., and the Magnuson-Stevens Fishery Conservation and Management Act, 16 U.S.C. Section 1801 et seq., as amended, and the outstanding guidance and instructions of the Financial Services Division, we will issue a United States Promissory Note (the “Second Tranche Note”) and do all things necessary to effect the Second Tranche.

(1)	PURPOSE:

The purpose of the Second Tranche is to finance or refinance 79.60% of the combined $12,562,298 depreciated actual cost of the Company’s reconstruction of a menhaden fishing vessel and the addition of a new dryer at the Reedville, Virginia facility (the “Project”).

(2)	NOTE:

(2.1) The Second Tranche Note shall, in form and substance, be similar to our customary form of United States Promissory Note and shall involve the following amount and other basic terms:

(2.1.1)	Amount:	$10,000,000.00

(2.1.2)	Maturity:	15 years from inception.

(2.1.3)	Amortization[1]:	Level debt.

(2.1.4)	Payments:	Quarterly.

(2.1.5)	Interest Rate:	To be determined by the U.S. Treasury rate for. Agency borrowing.

(2.2) We shall direct that the proceeds of the Second Tranche Note be paid, first, directly to the parties to whom the Company is indebted for the Project’s eligible cost and, second to the Company (as reimbursement of the Company’s funds previously expended for the Project’s eligible cost) to the extent that the amount of the Second Tranche Note exceeds the amount of the Company’s outstanding indebtedness for the Project’s eligible cost.

(3)	SECURITY FOR THE SECOND TRANCHE NOTE:

(3.1) Security for the Second Tranche Note shall be such security agreements, undertakings, and other documents of whatsoever nature deemed by us, in our sole discretion, necessary to accomplish the intent and purpose of the Approval Letter and otherwise protect our interest (collectively, the “Security Documents”). The Security Documents shall, in form and substance, be similar to our customary form of security documents insofar as such customary form of Security Documents is, in our sole discretion, consistent with and appropriate for the Second Tranche.

(3.2) The Company and the other parties specified below shall, as additional security for the Second Tranche Note, be bound by and subject to the following special requirements, special covenants, and all provisions pertaining to them.

[1]	A amortization schedule that will estimate the application of payments will be provided at The Second Tranche closing.

(3.2.1) Special Requirements:

(3.2.1.1) The Project shall be free and clear of all liens, except such liens as may otherwise be specifically permitted herein, and the Company shall, before the Second Tranche closing, provide us whatever evidence thereof we may, in our sole discretion, require.

(3.2.1.2) The Company shall own, free and clear of all claims of whatsoever nature, except such claims as may otherwise be specifically permitted herein, the Project, and the Company shall, before the Second Tranche closing, provide us whatever evidence thereof we may, in our sole discretion, require.

(3.2.1.3) All pledges of all property shall also include such appropriate security agreements and U.C.C. filings on all associated appurtenances and rights associated with such pledged property as are, in our sole discretion, necessary to fully realize the pledges intended and protect our interest.

(3.2.1.4) If, after application of the proceeds of the Second Tranche Note, there remains any claim of whatsoever nature, except such claims as may otherwise be specifically permitted herein, against the Project, the Company shall immediately take whatever action is required to satisfy and discharge such claims. Any failure of the Company to do so shall be an event of default, causing us to declare a security default, under all default rights specified in the Security Documents.

(3.2.1.5) The Company shall, regarding the ownership and operation of all Company property of whatsoever nature, cause the appropriate authorities to provide us, before the Second Tranche closing, with all evidence of proper title recordation and governmental permits, approvals, licenses, consents, permissions, clearances, or other evidence of compliance with governmental requirements of whatsoever nature as we, in our sole discretion, may require to accomplish the intent and purpose of the Approval Letter and otherwise protect our interest.

(3.2.1.6) There shall, before the Second Tranche closing, be no change in the Company’s financial position, performance, or prospects deemed by us, in our sole discretion, to be materially adverse to our interest.

(3.2.1.7) The Company shall, before the Second Tranche closing, provide us such evidence of its authority to enter into the Second Tranche as we, in our sole discretion, shall require.

(3.2.1.8) The Company shall, before the Second Tranche closing, cause the appropriate parties to provide us with such evidence of all other parties’ authority to enter into any portion of the Second Tranche as we, in our sole discretion, shall require.

(3.2.1.9) The Company shall, at the Second Tranche closing and at the Company’s sole expense, cause private counsel acceptable to us, in our sole discretion, a legal opinion acceptable to us, in our sole discretion, that such documents executed in connection with the Second Tranche as we may, in our sole discretion, specify constitute legal and valid obligations fully binding and enforceable against the Company or, as the case may be, against such other parties to whom they might apply.

(3.2.1.10) The Second Tranche Note shall, in accordance with the Agreement, be secured by all the Security Documents executed in the Second Tranche, and all assignments of collateral and guarantees of any type required in connection with the Second Tranche are effective pledges and guarantees as to the Second Tranche and any subsequent Tranches.

(3.2.1.11) The Company shall, at the Second Tranche closing, provide to us a first preferred ship mortgage and appropriate first position U.C.C. filings on the F/V GRAND CHENIERE, Official Number 590692.

(3.2.1.12) The Company shall provide to us a verification and certification that the reconstruction of the F/V GRAND CHENIERE did not increase the harvesting capacity of the vessel.

(3.2.1.13) The Company shall, at the Second Tranche closing, provide to us an eighth deed of trust, behind only seven deeds of trust to us, on the Company’s shoreside storage facility located in Reedville, VA.

(3.2.1.14) The Company shall, at the Second Tranche closing, provide to us U.C.C. filings on the equipment located in Reedville, VA.

(3.2.1.15) The Company shall, at the Second Tranche closing, cause Omega Protein Corporation to provide us with its unconditional corporate guarantee of the Company’s repayment of the full unpaid principal and interest amount of the Second Tranche Note.

(3.2.2) Special Covenants:

(3.2.2.1) In addition to all covenants of whatsoever nature in our customary form of Security Documents2, the Company shall be bound by and subject to the following special covenants and all provisions pertaining to them:

(3.2.2.1.1) The Company shall not without the prior written consent of the Chief, Financial Services Division, National Marine Fisheries Service, which consent shall not unreasonably be withheld, take any of the following actions:

(3.2.2.1.1.1) Pay to any officer, partner, or other party any salary, commission, bonus, management fee, dividend, or other consideration (however characterized) in excess of either reasonable industry standards or ordinary financial prudence for a company of the Company’s size and financial condition when such consideration is paid (and the burden of proving reasonability shall be on the Company).

(3.2.2.1.1.2) Purchase or redeem any shares of its own stock.

(3.2.2.1.1.3) Make any additional investment (excluding purchases regarding the routine and continuing maintenance and preservation of the Company’s present property [including the Project] and its productivity) in, or incur any additional liability for, the purchase, acquisition, lease, or other use (however characterized) of any fixed property in connection with the Company’s present level of operations in any one fiscal year in excess of an aggregate of 5% of the Company’s total assets.

[2]

The Security Documents shall include the Second Tranche Note together with such security agreements, undertakings, and other documents of whatsoever nature deemed by us, in our sole discretion, necessary to accomplish the intent and purpose of the Approval Letter and otherwise protect our interest (collectively, the “Security Documents”).

(3.2.2.1.1.4) Start any new business or acquire any other business, or the assets of any other business, whether by purchase, merger, consolidation, affiliation, or any other means (however characterized) except as may otherwise be permitted herein, or sell, liquidate, dissolve, spin-off, split-up or in any other way (however characterized) dispose of its own assets except as may be required in the normal course of operations reasonably necessary to carry on its day-to-day operation.

(3.2.2.1.1.5) Guarantee or become contingently liable in any way as surety, endorser, creditor, co-maker, accommodation maker, or in any other way (however characterized) for the debt or obligation of any other party, except as may otherwise be permitted herein or required in the normal course of operations reasonably necessary to carry on its day-to-day business.

(3.2.2.1.1.6) By any means whatsoever, allow itself to be acquired by, or otherwise reorganized into (however characterized), any other company, unless the acquiring company or reorganized entity is acceptable to us and agrees to: (a) provide to us a 100% unconditional guarantee of the repayment of all debt actually or contingently owed us, (b) be bound by these covenants, (c) be bound by such other covenants as we shall reasonably require to protect our interest, and (d) provide such other assurances and security as we, in our sole discretion, may require.

(3.2.2.1.1.7) Establish any trust, retirement fund, or any other fund (however characterized) for the benefit of any principal or any party related to any principal, or transfer any funds, property, or other assets of any kind (however characterized) into any such fund whether now or hereafter existing (and any such action shall be void and without effect insofar as our interests are concerned)3.

[3]

This provision excludes contributions, not exceeding the maximum allowed by current IRS regulations, to any such party’s IRA, Keogh, or 401K account. Any contributions in excess of the maximum allowable under current IRS regulations per year per person to any other retirement account, and any contributions in any amount to any trust or other fund of whatsoever kind, must be approved in advance and in writing by us.

(3.2.2.1.1.8) Transfer any funds, property, or other assets (however characterized) to any party by way of gift or by any other means (however characterized) for any consideration less than payment by such party of the full and fair market value thereof (and any such action shall be void and without effect insofar as our interests are concerned) : provided, however, that reasonable transfers not significantly affecting the Company’s net worth, and not inconsistent with the Company’s obligation to protect us from loss by preserving its net worth, shall be exempted.

(3.2.2.1.2) The Company shall (within 10 days of its first knowledge thereof but in no event more than 30 days from the occurrence) give us notice of any pending litigation, business reverse, casualty, loss, or any other matter (however characterized) that materially diminishes: (a) its ability to service any debt actually or contingently owed us, (b) its ability to perform any other duty or obligation owed us, (c) its ability to fully and faithfully perform any covenant with us, (d) the value of any property or other assets pledged to us, or (e) the net worth of the parties against whom we have recourse.

(3.2.2.1.3) The Company shall give us annually, at the end of each of its accounting or tax years: (a) the Company’s balance sheet at the end of each such year, (b) the Company’s income and expense statement for the preceding twelve months of each of such years, (c) the Company’s Federal Income Tax Return for each of such years (all together with all supporting schedules). Independent certified public accountants acceptable, in our sole discretion to us, shall, according to generally accepted accounting principles, compile the annual financial reports required under (a) through (c) hereof, and certify the accuracy of same.

(3.2.2.1.4) All annual financial reports required hereunder shall include a certification from the Company’s chief executive officer that either (a) there has been no default under the Security Documents during the reporting period or (b) there has been a default or defaults under the Security Documents during the reporting period, in which latter case the nature, extent, prospective consequences, and all other relevant details of such default or defaults shall be fully set forth in such certification.

(3.2.2.1.5) The Company shall deliver all required financial statements, notices, and returns or reports to our Southeast Regional Financial Services Branch. The Company shall deliver all financial statements to us as soon as possible, but in no event later than 90 days after the close of the accounting period to which they relate. The Company shall deliver all tax returns to us within 15 days of their timely filing with the Internal Revenue Service.

(3.2.2.1.6) The Company shall permit us, or any representative selected by us, in such manner and at such times as we may, in our sole discretion, reasonably require, to: (a) make inspections and audits of any books, records, papers, or other documents of whatsoever nature in the Company’s custody and control (or in any other entity’s custody or control) relating in any way to the Company’s financial or business condition, (b) make extracts therefrom, and (c) make inspections and appraisals of any of the Company’s physical assets. The Company shall, within thirty days of our demand, pay us for the cost of all such inspections, audits, or appraisals, and all such amounts disbursed by us for such purpose shall, until fully repaid by the Company, be: (a) added, payable upon our demand, to the Second Tranche Note, (b) earn interest at the same rate as the other principal of the Second Tranche Note, and (c) be secured by the Security Documents.

(3.2.2.1.7) Should a limited fisheries access system be initiated at some future date, under which the Company is granted a transferable fishery conservation and management allocation (including, but not limited to, allocations, permits, quotas, licenses, cage tags, or any other fisheries access restriction or right [however characterized] of whatsoever nature) affecting, necessary for, or in any other way (however characterized) associated with any of the property included in or subject to the Security Documents, the Company agrees that it shall grant to us a full senior security interest in such allocation by whatsoever means deemed by us (in our sole discretion) to be appropriate (including, but not limited to, the Company’s execution of security agreements and the filing of financing statements under the U.C.C.). Further, if the Company fails to do so, the Company agrees that we may (in our sole discretion) use the attorney-in-fact provisions conferred upon us by the Security Documents to execute, deliver, and otherwise perfect whatever documents may be required to accomplish the grant to us of such a full security interest in such fisheries conservation and management allocation.

(3.2.2.2) In addition to all existing covenants of whatsoever nature in any way associated with the Security Documents, Omega Protein Corporation (the “Guaranteeing Company”), as additional security for the Second Tranche Note, hereby agrees to, and shall henceforth be bound by and subject to, the following special covenants and all provisions pertaining to them:

(3.2.2.2.1) The Guaranteeing Company shall not without the prior written consent of the Chief, Financial Services Division, National Marine Fisheries Service, which consent shall not unreasonably be withheld, take any of the following actions:

(3.2.2.2.1.1) Pay to any officer, partner, or other party any salary, commission, bonus, management fee, dividend, or other consideration (however characterized) in excess of either reasonable industry standards or ordinary financial prudence for a company of the Guaranteeing Company’s size and financial condition at the time that such consideration is paid (and the burden of proving reasonability shall be on the Guaranteeing Company).

(3.2.2.2.1.2) Purchase or redeem any shares of its own stock.

(3.2.2.2.1.3) Make any additional investment (excluding purchases in connection with the routine and continuing maintenance and preservation of the Guaranteeing Company’s present property and its productivity) in, or incur any additional liability for, the purchase, acquisition, lease, or other use (however characterized) of any fixed property: provided; however, that reasonable new investment activity or additional liability not significantly affecting the Guaranteeing Company’s net worth, and not inconsistent with the Guaranteeing Company’s obligation to protect us from loss by preserving its net worth, shall be exempted.

(3.2.2.2.1.4) Start any new business or acquire any other business, or the assets of any other business, whether by purchase, merger, consolidation, affiliation, or any other means (however characterized) except as may otherwise be permitted herein, or sell, liquidate, dissolve, spin-off, split-up or in any other way (however characterized) dispose of its own assets except as may be required in the normal course of operations reasonably necessary to carry on its day-to-day operation.

(3.2.2.2.1.5) Guarantee or become contingently liable in any way as surety, endorser, creditor, co-maker, accommodation maker, or in any other way (however characterized) for the debt or obligation of any other party, except as may otherwise be permitted herein or required in the normal course of operations reasonably necessary to carry on its day-to-day business.

(3.2.2.2.1.6) By any means whatsoever, allow itself to be acquired by, or otherwise reorganized into (however characterized), any other company, unless the acquiring company or reorganized entity is acceptable to us and agrees to: (a) provide to us an absolute, unconditional guarantee of 100% of all debt actually or contingently owed us, (b) be bound by these covenants, (c) be bound by such other covenants as we shall reasonably require to protect our interest, and (d) provide such other assurances and security as we (in our sole discretion) may require.

(3.2.2.2.1.7) Establish any trust, retirement fund, or any other fund (however characterized) for the benefit of any principal or any party related to any principal, or transfer any monies, property, or other assets of any kind (however characterized) into any such fund whether now or hereafter existing (and any such action shall be void and without effect insofar as our interests are concerned)4.

[4]

This provision excludes contributions, not exceeding the maximum allowed by current IRS regulations, to any such party’s IRA, Keough, or 401K account. Any contributions in excess of the maximum allowable under current IRS regulations per year per person to any other retirement account, and any contributions in any amount to any trust or other fund of whatsoever kind, must be approved in advance and in writing by us.

This provision excludes contributions not to exceed the amount set by current IRS regulations, to any parties IRA, Keogh, or 401K account.

(3.2.2.2.1.8) Transfer any monies, property, or other assets (however characterized) to any party by way of gift or by any other means (however characterized) for any consideration less than payment by such party of the full and fair market value thereof (and any such action shall be void and without effect insofar as our interests are concerned) : provided, however, that reasonable transfers not significantly affecting the Guaranteeing Company’s net worth, and not inconsistent with the Guaranteeing Company’s obligation to protect us from loss by preserving its net worth, shall be exempted.

(3.2.2.3.2) The Guaranteeing Company shall give us immediate notice of any pending litigation, business reverse, casualty, loss, or any other matter (however characterized) that diminishes: (a) its ability to service any debt actually or contingently owed us, (b) its ability to perform any other duty or obligation owed us, (c) its ability to fully and faithfully perform any covenant with us, (d) the value of any property or other assets pledged to us, or (e) the net worth of the parties against whom we have recourse.

(3.2.2.3.3) The Guaranteeing Company shall give us annually, at the end of each of its accounting or tax years, a certified correct copy of: (a) the Guaranteeing Company’s balance sheet at the end of each such year, (b) the Guaranteeing Company’s income and expense statement for the preceding twelve months of each of such years, and (c) the Guaranteeing Company’s Federal Income Tax Return for each of such years (all together with all supporting schedules). The Guaranteeing Company shall also give us at any reasonable time any and all other financial statements, books, records, schedules, or reports we may reasonably require from time-to-time.

(3.2.2.3.4) All annual financial reports required hereunder shall include a certification from the Company’s chief executive officer that either (a) there has been no default under the Security Documents during the reporting period or (b) there has been a default or defaults under the Security Documents during the reporting period, in which latter case the nature, extent, prospective consequences, and all other relevant details of such default or defaults shall be fully set forth in such certification.

(3.2.2.3.5) all required financial statements, notices, and returns or reports shall be delivered to our Southeast Regional Financial Services Branch. All financial statements shall be delivered to us as soon as possible, but in no event later than 90 days after the close of the accounting period to which they relate. All tax returns shall be delivered to us within 15 days of their timely filing with the U.S. Internal Revenue Service.

(3.2.2.3.6) The Guaranteeing Company shall permit us, or any representative selected by us, in such manner and at such times as we may (in our sole discretion) reasonably require, to: (a) make inspections and audits of any books, records, papers, or other documents of whatsoever nature in the Guaranteeing Company’s custody and control (or in any other entity’s custody or control) relating in any way to the Guaranteeing Company’s financial or business condition, (b) make extracts therefrom, and (c) make inspections and appraisals of any of the Guaranteeing Company’s physical assets. The Guaranteeing Company shall, within thirty days of our demand, pay us for the cost of all such inspections, audits, or appraisals, and all such amounts disbursed by us for such purpose shall, until fully repaid by the Guaranteeing Company, be: (a) added, payable upon our demand, to the Second Tranche Note, (b) earn interest at the same rate as the other principal of the Second Tranche Note, and (c) be secured by the Security Documents.

(3.2.2.4) Any violation of any of these special covenants shall be an event of default, causing our declaration of a security default, under all default rights specified in the Security Documents and cause, in our sole discretion, for immediate acceleration of the full unpaid amount of the Note, foreclosure under the Security Documents, and full pursuance under all default rights specified in the Security Documents of all other remedies of every sort whatsoever for collecting the Note.

(3.2.2.5) Where these special covenants, or any portion of them, are specifically inconsistent with covenants in our customary form of Security Documents, these special covenants shall to that extent (but to that extent only) supersede covenants in our customary form of Security Documents. Where these special covenants, or any portion of them, are not specifically inconsistent with covenants in our customary form of Security Documents, the covenants in our customary form of Security Documents shall not be superseded by these special covenants and these special covenants shall be in addition to the covenants in our customary form of Security Documents.

(4)	INSURANCE REQUIREMENTS:

(4.1) Property insurance.

(4.1.1) Hull and machinery insurance for the full value ($2,748,000 minimum) on the F/V GRAND CHENIERE, O.N. 590692.

(4.1.2) For the Project Property and Equipment located at Reedville, VA: all risk building, structure, and contents insurance for the full replacement value of the buildings, structures, and all contents including all the Equipment, all inventory, and all work in progress.

(4.1.3) For the Project Property: full explosion coverage for steam boilers in the amount not less than $20,000,000.

(4.1.4) If the Project Property is in a designated flood plain, then the Project Property must have flood insurance on the buildings and contents for the replacement cost.

(4.2) Liability Insurance.

(4.2.1) Protection and indemnity insurance for a minimum of $100,000 per crewmember on the F/V GRAND CHENIERE, O.N. 590692.

(4.2.2) For the Project Property: full primary commercial general liability insurance with liability limits of at least $1,000,000 per occurrence and $2,000,000 general aggregate.

(4.2.3) For the Project Property: The facility must have umbrella liability for a total of $15,000,000 minimum.

(4.2.4) Business vehicle insurance for all land motor

vehicles, trailers, or semi-trailers designed for travel on public roads and owned, leased, or otherwise controlled by you, with liability limits of at least $1,000,000.

(4.2.5) For the Project Property: The facility must have statutory state limits of workmen’s compensation, including proper classifications for all workers. U.S. Longshoremen’s and Harbor Worker’s endorsement must be included. The workmen’s compensation coverage must include employer’s liability with a minimum of $1,000,000 per employee.

(4.3) BREACH OF WARRANTY:

(4.3.1) Breach of warranty insurance for the hull and machinery coverage on the F/V GRAND CHENIERE, O.N. 590692 for the insured value. Once this loan has been paid down below the insured value, for no less than 110% of the outstanding balance of this financing.

(4.4) ADDITIONAL REQUIREMENTS:

(4.3.1) All U.S. vessels of 300 gross tons or greater must have Certificates of Financial Responsibility (COFR’s) on board the vessels. For the F/V GRAND CHENIERE, O.N. 590692 we must be provided a current copy of the COFR.

(4.5) GENERAL REQUIREMENTS:

(4.5.1) You must provide us in a timely manner with original policies, binders, and endorsements on the F/V GRAND CHENIERE, O.N. 590692, and the Project Property located at Reedville, VA. Such policies must list the NMFS headquarters address as follows for the additional insured or mortgagee as indicated:

National Marine Fisheries Service

Financial Services Division

1315 East-West Highway

Silver Spring, MD 20910

(4.5.2) We must be an additional insured on the hull and machinery and the protection and indemnity policies and on all liability insurance.

(4.5.3) We must be the sole loss payee to the full extent of our interest on the hull and machinery policies.

(4.5.4) We must be listed as first mortgagee and loss payee on all property coverage.

(4.5.5) We must be the sole assured and the sole loss payee on the breach of warranty policies.

(4.5.6) We must have thirty (30) days notice of cancellation on all shoreside coverage and twenty (20) days notice of cancellation on all vessel coverage.

(4.5.7) We must be provided with our standard hull and machinery endorsement (NMFS 2-267(a)) and our standard protection and indemnity endorsement (NMFS 2-267(b)) must be on their respective policies, and our standard NMFS Form 2- 267(a) shoreside endorsement for property and NMFS Form 2- 267(b) shoreside endorsement for liability.

(4.6) Such other usual and customary insurances as we may require. We attach our standard requirements for insurance.

(5)	INSPECTIONS:

We may, in our sole discretion, cause inspectors (appraisers, surveyors, engineers, or architects) of our choice to inspect, before the Second Tranche closing, all Project and Equipment.

Although we shall choose these inspectors, they shall work for us, and we shall initially pay them, you shall be responsible to reimburse us for their cost and hereby unconditionally promise to, within 30 days of our demand, pay for the cost of all such inspections. All amounts disbursed by us for this purpose shall, if not fully repaid to us by the date the Second Tranche is closed, be: (a) added, payable upon our demand, to the Second Tranche Note, (b) earn interest at the same rate as the other principal of the Second Tranche Note, and (c) be secured by the Security Documents.

We will consult with you about the kind and cost of inspection services required. We shall endeavor to keep all inspections, and all costs for them, as reasonable as possible. Nevertheless, the choice of inspectors and services shall be ours, and failure of the inspection results to meet, for our sole purposes, our approval or the your failure to reimburse us for all inspection costs shall constitute, in our sole discretion, either, as the case may be, cause for withdrawal of the Approval Letter or a security default under the Security Documents.

(6)	PRE-CLOSING:

(6.1) Please let our Regional Financial Services Branch at the address specified in (9) below know, at least 45 days in advance, the date you need the Second Tranche closed. We will need to verify or arrange many things, for example:

(6.1.1) The depreciated actual costs eligible for the Second Tranche.

(6.1.2) The adequacy of all required insurance’s (communicate about insurance matters directly with our Central Insurance Servicing Unit at the address specified in [9] below rather than our Regional Financial Services Branch).

(6.1.3) The absence of liens on property involved in the Second Tranche (other than those permitted herein).

(6.1.4) All closing documentation factors including the availability of your private counsel (acceptable to us) where the Second Tranche involves real property, U.C.C. filings, or other unusually complicated factors. Where the Second Tranche involves real property mortgages or U.C.C. filings, your attorney will have to prepare, and submit to us, before the Second Tranche closing, for our approval, all closing documents involving the real estate or U.C.C. filings.

(6.1.5) Your possession of all necessary permits, licenses, approvals, and other clearances of whatsoever nature required to do business and protect us against risk.

(6.1.6) No change in any party’s financial or economic circumstances or prospects deemed by us, in our sole discretion, to be materially adverse to our interest.

(6.1.7) The availability of all parties at the Second Tranche closing.

(6.1.8) The availability of all required documentation of good standing, authority to enter into the Second Tranche, etc.

(6.1.9) The accomplishment of all other matters of whatsoever nature that constitutes, in our sole discretion, conditions precedent to our willingness to close the Second Tranche.

(6.1.10) The time, date, and place of the Second Tranche closing.

(6.2) Our attorney’s will (with the assistance of your private counsel where the Second Tranche closing involves real estate mortgages or U.C.C. filings) prepare the documents to close the Second Tranche.

(7)	CLOSING:

Our Regional Financial Services Branch will close the Second Tranche.

We will not close the Second Tranche unless all parties hereto have fully complied with all requirements of the Approval Letter and all subsequent the Second Tranche closing instructions.

We will not close the Second Tranche if there has been any change in the financial or economic position, performance, prospects, or other circumstances of any party to the Approval Letter deemed by us, in our sole discretion, to be materially adverse to our interest.

You must, at the Second Tranche closing, provide funds for all required document filing, mortgage recordation, title transfer, or other fees of whatsoever nature that may be required to perfect the closing documents and complete the closing. You must, at the Second Tranche closing, to provide funds for any fees owed us. You must, at the Second Tranche closing, provide funds to reimburse us for any inspection or other expenses we may have incurred in your behalf.

(8)	POST-CLOSING:

Those proceeds of the Second Tranche Note will be transferred, by electronic wire transfer if possible, to the parties indicated by the intent and purpose of the Approval Letter. Disbursement will, at our sole discretion, occur after all the Second Tranche closing documents required by the Approval Letter have been fully perfected (including transfer, recording, and filing where required) and all other the Second Tranche closing requirements have been completed and approved by us.

(9)	CONTACT WITH US:

Our Regional Financial Services Branch that will close the Second Tranche, and with which you shall communicate during the rest of the financing’s life, is:

Financial Services Branch, F/MB52

National Marine Fisheries Service

263 13th Avenue South

St. Petersburg, Florida 33701

Vox:    (727)-824-5377

Fax:     (727)-824-5380

You shall communicate with our Regional Financial Services Branch on all matters except insurance. You shall communicate on all insurance matters directly with our Central Insurance Servicing Unit:

Insurance Servicing Unit

Financial Services Division, F/MB5

National Marine Fisheries Service

1315 East West Highway

Silver Spring, Maryland 20910

Vox:    (301) 713-2387

Fax:     (301) 713-1306

You should contact both our Branch and our Central Insurance Unit as soon as all parties required to do so have signed the Approval Letter and you have returned the Approval Letter to our Branch. We will all benefit by having as much time as possible to prepare for closing the Second Tranche.

Your case number is FF-G-017B. It is important that you include this case number on all correspondence you send to us about the Second Tranche. It is very important that you include this case number on all checks you send us for any reason, now or in the future, relating to the Second Tranche, or any other aspect of this loan.

(10)	SIGNING THE APPROVAL LETTER:

All parties listed in the signature section of the Approval Letter must sign the Approval Letter in the appropriate spaces provided and return it (with original signatures) to our Branch. This evidences the acceptance of all such parties of the terms and conditions of the Approval Letter. Nothing can go forward until all such parties have signed the Approval Letter and their original signatures thereon are in our possession.

(11)	GENERAL:

All parties signing the Approval Letter, and any other parties who might rely on it, recognize, understand, and hereby agree that:

(11.1) The Chief, Financial Services Division, or his designee, may negotiate with any party to the Approval Letter, any creditor, or any other party whatsoever about: the Approval Letter, the liability of any party, the collateral securing the Second Tranche, the Security Documents, or any other matter whatsoever affecting the Second Tranche. Any resulting amendment of the Approval Letter shall require the written agreement of the parties. Any resulting change in the Approval Letter shall not be cause for damage, counterclaim, or set off by any of party hereto whatsoever. It is the sole responsibility of all parties to verify for themselves the final conditions under which the Second Tranche is being closed.

(11.2) All parties must meet such other conditions as we may, in our sole discretion, reasonably deem necessary to accomplish the intent and purpose of the Approval Letter and otherwise protect our interest.

(11.3) The Approval Letter is the entire and exclusive agreement between the parties hereto. This agreement may be amended only in writing signed by the parties. All parties hereto forever waive all right to sue, or otherwise counterclaim against, the United States Government based on any claim of past, present, or future oral agreement between the parties.

(11.4) The provisions of the Approval Letter are separable and, in the event any portion thereof is held to be void, invalid, non-binding, or otherwise unenforceable, the remaining portion thereof shall remain fully valid, binding, and enforceable against all parties hereto.

(11.5) The exercise of any of our rights shall be at our sole discretion. Our failure at any time to exercise any or all of our rights shall not constitute a waiver of any of those rights.

(12)	SIGNATURES:

(12.1) The parties required to do so may sign the Approval Letter in any number of counterparts, and all such signed counterparts shall constitute one and the same Approval Letter.

(12.2) The undersigned hereby agree to, and shall henceforth be bound by and subject to, all provisions set forth in the Approval Letter.

(12.3) FIRST PARTY: United States of America, Acting by and through the Secretary of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service:

By:	/s/ Brian Summers
Brian Summers
Financial Assistance Specialist

For:	/s/ Leo C. Erwin
Leo C. Erwin, Chief
Financial Services Division

(12.4) SECOND PARTY: Omega Protein, Inc.

By:	/s/ Robert Stockton	Date:	11/10/2009

Title:	Vice President

Attest:	/s/ Gregory Toups	Date:	11/10/09

Title:	VP Controller

(12.5) THIRD PARTY: Omega Protein Corporation:

By:	/s/ Robert Stockton	Date:	11/10/2009

Title:	Exec. Vice President

Attest:	/s/ Gregory Toups	Date:	11/10/09

Title:	VP Controller